Velocity Commercial Capital Loan Trust 2023-2 ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between June 2022 and April 2023 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of six hundred ninety (690) unique mortgage loans (the “Review”).

The Review totals, for mortgage loans within the final securitization population, were as follows:

	Property Type	Review Population	Pool	%
Review			Population	Population
Guideline Review	Small Bal CRE	123	202	60.89%
(Including Data Integrity)	Investor 1-4 Fam*	273	488	55.94%
Total Guideline Review		396	690	57.39%
*All investor 1-4 Fam in the Guideline Review were also review for Non-Owner Occupancy (“NOO”)
	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	215	488	44.06%
Total NOO Review		215	488	44.06%

	Property Type	Review Population	Pool	%
Review			Population	Population
Data Integrity Review	Small Bal CRE	123	202	60.89%
	Investor 1-4 Fam	488	488	100.00%
Total Data Integrity Review		611	690	88.55%

In addition to the Guideline and NOO Review, AMC performed a Servicing and Title Review as detailed further in Section 8.

	Property Type	Review Population	Pool	%
Review			Population	Population
Title Review	Small Bal CRE >=	1	1	100.00%
	6 months
	Investor 1-4 Fam >=	3	3	100.00%
	6 months
Total Title Review		4	4	100.00%

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	Property Type	Review Population	Pool	%
Review			Population	Population
Servicing Review	Small Bal CRE >=	3	3	100.00%
	6 months
	Investor 1-4 Fam >=	20	20	100.00%
	6 months
Total Servicing Review		23	23	100.00%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	611	0.00%	611
Amortization Term	26	611	4.26%	611
Amortization Type	0	611	0.00%	611
Appraised Value	0	611	0.00%	611
Borrower Full Name	0	611	0.00%	611
City	0	611	0.00%	611
Contract Sales Price	0	611	0.00%	611
DCR UW VCC	0	611	0.00%	611
First Interest Rate Change Date	0	611	0.00%	611
First Payment Change Date	0	611	0.00%	611
Index Type	0	611	0.00%	611
Interest Only	0	611	0.00%	611
Interest Rate Change Frequency	0	611	0.00%	611
Interest Rate Initial Cap	0	611	0.00%	611
Interest Rate Initial Maximum	0	611	0.00%	611

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Interest Rate Initial Minimum	0	611	0.00%	611
Interest Rate Life Cap	0	611	0.00%	611
Interest Rate Life Max	0	611	0.00%	611
Interest Rate Life Min	0	611	0.00%	611
Interest Rate Periodic Cap	0	611	0.00%	611
Investment Property Type	0	611	0.00%	611
Lien Position	0	611	0.00%	611
LTV Valuation Value	0	611	0.00%	611
Margin	0	611	0.00%	611
Maturity Date	0	611	0.00%	611
Mod	0	611	0.00%	611
Next Interest Rate Change Date	0	611	0.00%	611
Note Date	0	611	0.00%	611
Occupancy	0	611	0.00%	611
Original Interest Rate	0	611	0.00%	611
Original Loan Amount	0	611	0.00%	611
Original LTV	0	611	0.00%	611
Original P&I	0	611	0.00%	611
Original Term	0	611	0.00%	611
Prepayment Penalty Period (months)	0	611	0.00%	611
Prepayment Terms	0	611	0.00%	611
Purpose	0	611	0.00%	611
Refi Purpose	0	611	0.00%	611
Representative FICO	0	611	0.00%	611
State	0	611	0.00%	611
Street	0	611	0.00%	611
Zip	0	611	0.00%	611
Total	26	25,662	0.10%	25,662

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*

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Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, Client ordered secondary valuation products on two hundred seventy-three (273) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10% and oriented with 24 months, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

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Data Integrity Review

For the loans in the Guideline Review population, Non-Owner Occupancy Review and additional population, data points were reviewed between the data tape and the data collected by AMC.

Servicing Review (23 loans)

AMC performed up to 12-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review (23 loans)

AMC performed up to 12-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 12 month look back for each mortgage loan within the payment history population.

Title Review (4 loans)

SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between March 2022 and June 2022. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). SitusAMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

  Chain of Title Review: The deed chain was reviewed to identify:
    Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
    Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

  First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
    Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
    Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
    Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

  Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:
    Regional statutes/case law related to lien/mortgage enforcement
    Debtor Identity Verification (i.e. Commonality of Name)
    Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
    Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

  Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, SitusAMC reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether SitusAMC believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

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  Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied

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by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

Three hundred ninety-five (395) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 19.70% of the mortgage loans by number have a Credit grade of “A.” The “B” and “C “grades correspond to three hundred eighteen (318) mortgages loans where the lender issued a guideline exception/waiver. There is a total of six hundred eighteen (618) waived credit exceptions affecting those three hundred eighteen (318) mortgages loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	78	19.70%
B	317	80.05%
C	1	0.25%
D	0	0.00%
Total	396	100.00%

Non-Owner Occupancy Review Credit Results

All two hundred fifteen (215) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 100.00% of the mortgage loans by number have a Credit grade of “A.”

Non-Owner Occupancy Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	215	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	215	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product on two hundred twenty-nine (229) residential mortgage loans. Zero (0) mortgage loan had a value more than 10% below Origination Value or a secondary valuation was not received.

Guideline Review Valuation Results:

Three hundred ninety-four (394) of the mortgage loans received a Property grade “A”. One (1) mortgage loan received a Property grade “B” and one (1) mortgage loan review a Property grade “C”.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	394	99.49%

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B	1	0.25%
C	1	0.25%
D	0	0.00%
Total	396	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, three hundred ninety-four (394) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 19.44% of the mortgage loans by number have an Overall grade of “A.” Two (2) mortgage loans received and Overall grade of “C”.

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	77	19.44%
B	317	80.05%
C	2	0.51%
D	0	0.00%
Total	396	100.00%

Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all two hundred fifteen (215) mortgage loans reviewed by AMC have an Overall grade of “A”.

Non-Owner Occupancy Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	215	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	215	100.00%

PAYMENT HISTORY REVIEW SUMMARY

AMC conducted a Payment History Review on twenty-three (23) mortgage loans. Of such mortgage loans, eight (8) mortgage loans had delinquencies during the lookback period and no missing data during the lookback period. Zero (0) mortgage loans were missing data within the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	15	65.22%
Delinquency, No Missing Data	8	34.78%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	23	100.00%

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Lookback Period	Loan Count	% of Loans
Twelve (12) Months	23	100.00%
Total	23	100.00%

SERVICING REVIEW SUMMARY

AMC conducted a Servicing Review on twenty-three (23) mortgage loans. The collection comment and pay history review portion combined, contained EV1 grades for eighteen (18) mortgage loan, EV2 grades for five (5) mortgage loans and EV3 grades for zero (0) mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	18	78.26%
2	5	21.74%
3	0	0.00%
Total	23	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (4 Mortgage Loans, (9 Properties))

As part of the due diligence services, the Client provided SitusAMC with identifying data on 4 Mortgage Loans, (9 Properties). Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues surrounding origination deed vesting.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 2 Municipal Liens across 2 mortgage loan files, which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Prior Liens over the subject mortgage were located.
•	No unresolved Prior Mortgages over the subject mortgage were located.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE THREE HUNDRED NINETY-SIX (396) LOANS IN THE GUIDELINE REVIEW THAT ARE PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

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Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	395	99.75%	$133,424,027.00	99.78%
Adjustable	1	0.25%	$300,000.00	0.22%
Total	396	100.00%	$133,724,027.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	396	100.00%	$133,724,027.00	100.00%
Total	396	100.00%	$133,724,027.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	228	57.58%	$73,172,305.00	54.72%
Other-than-first-time Home Purchase	168	42.42%	$60,551,722.00	45.28%
Total	396	100.00%	$133,724,027.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	2	0.51%	$316,000.00	0.24%
241-360 Months	394	99.49%	$133,408,027.00	99.76%
Total	396	100.00%	$133,724,027.00	100.00%

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